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                       Filed under Rule 497(e) File Nos. 33-28844 and 811-05812

                                                                   Statement of
                                                         Additional Information
                                                              December 31, 2002
                                                as supplemented October 1, 2003

CITI(SM) PREMIUM LIQUID RESERVES
CITI(SM) PREMIUM U.S. TREASURY RESERVES

    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectus, dated December 31, 2002, for Citi(SM) Premium Liquid Reserves and Citi(SM) Premium U.S. Treasury Reserves (the foregoing, collectively, the "Funds"). This Statement of Additional Information should be read in conjunction with the Prospectus. This Statement of Additional Information incorporates by reference the financial statements described on page 29 hereof. These financial statements can be found in the Funds' Annual Reports to Shareholders. An investor may obtain copies of the Funds' Prospectuses and Annual Reports without charge by calling 1-800-331-1792, toll-free.

    The Funds are each separate series of CitiFunds(SM) Premium Trust (the "Trust"). The address and telephone number of the Trust are 125 Broad Street, New York, New York 10004, 1-800-331-1792. The Trust invests all of the assets of Liquid Reserves and U.S. Treasury Reserves in Cash Reserves Portfolio and U.S. Treasury Reserves Portfolio (collectively, the "Portfolios"), respectively. The address and telephone number of the Portfolios are 125 Broad Street, New York, New York 10004, 1-800-331-1792.

    FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

TABLE OF CONTENTS                                                           PAGE
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 1. The Funds ............................................................
 2. Investment Objectives, Policies and Restrictions .....................
 3. Performance Information ..............................................
 4. Determination of Net Asset Value .....................................
 5. Management ...........................................................
 6. Dealer Commissions and Concessions ..................................
 7. Portfolio Transactions ...............................................
 8. Description of Shares, Voting Rights and Liabilities .................
 9. Certain Additional Tax Matters .......................................
10. Independent Accountants and Financial Statements .....................

    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
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                                1.  THE FUNDS

    The Trust is a no-load, open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 23, 1989. Prior to January 2, 1998, the Trust was called Landmark Premium Funds. Shares of the Trust are divided into two separate series, Citi Premium Liquid Reserves and Citi Premium U.S. Treasury Reserves, which are described in this Statement of Additional Information. Prior to January 1, 2001, Citi Premium Liquid Reserves and Citi Premium U.S. Treasury Reserves were called CitiFunds Premium Liquid Reserves and CitiFunds Premium U.S. Treasury Reserves, respectively, and prior to January 2, 1998, were called Premium Liquid Reserves and Premium U.S. Treasury Reserves, respectively. References in this Statement of Additional Information to the Prospectus are to the Prospectus, dated December 31, 2002, of the Funds by which shares of the Funds are offered.

    Each of the Funds is a type of mutual fund commonly referred to as a "money market fund." The net asset value of each of the Funds' shares is expected to remain constant at $1.00, although there can be no assurance that this will be so on a continuing basis. (See "Determination of Net Asset Value.")

    The Funds utilize a master/feeder structure by investing all the assets of Liquid Reserves and U.S. Treasury Reserves in Cash Reserves Portfolio and U.S. Treasury Reserves Portfolio, respectively. Each of the Portfolios is a diversified open-end management investment company. Each Portfolio has the same investment objectives and policies as its corresponding Fund.

    The Trustees of the Trust believe that the aggregate per share expenses of Liquid Reserves and U.S. Treasury Reserves and their corresponding Portfolios will be less than or approximately equal to the expenses that each Fund would incur if the assets of the Fund were invested directly in the types of securities held by its Portfolio. Either Fund may withdraw its investment in its Portfolio at any time, and will do so if the Fund's Trustees believe it to be in the best interest of the Fund's shareholders. If a Fund were to withdraw its investment in its Portfolio, the Fund could either invest directly in securities in accordance with the investment policies described below or invest in one or more other mutual funds or pooled investment vehicles having similar investment objectives and policies. If a Fund were to withdraw, the Fund could receive securities from the Portfolio instead of cash, causing the Fund to incur brokerage, tax and other charges or leaving it with securities that may or may not be readily marketable or widely diversified.

    Each Portfolio may change its investment objective and certain of its investment policies and restrictions without approval by its investors, but a Portfolio will notify its corresponding Fund (which in turn will notify its shareholders) and its other investors at least 30 days (or, when required by law, at least 60 days) before implementing any change in its investment objective. A change in investment objective, policies or restrictions may cause a Fund to withdraw its investment in its Portfolio.

    The Portfolios, as New York trusts, are not required to hold and have no intention of holding annual meetings of investors. However, when a Portfolio is required to do so by law, or in the judgment of Trustees it is necessary or desirable to do so, the Portfolio will submit matters to its investors for a vote. When a Fund is asked to vote on matters concerning its corresponding Portfolio (other than a vote to continue the Portfolio following the withdrawal of an investor), the Fund will either hold a shareholder meeting and vote in accordance with shareholder instructions, or otherwise act in accordance with applicable law. See "Description of Shares, Voting Rights and Liabilities." Of course, the Fund could be outvoted, or otherwise adversely affected, by other investors in the Portfolio.

    The Portfolios may sell interests to investors in addition to the Funds. These investors may be mutual funds which offer shares to their shareholders with different costs and expenses than the Funds. Therefore, the investment returns for all investors in funds investing in a Portfolio may not be the same. These differences in returns are also present in other mutual fund structures.

    Information about other holders of interests in the Portfolios is available from the Funds' distributor, Salomon Smith Barney Inc. ("Salomon Smith Barney" or the "Distributor"), 388 Greenwich Street, 23rd Floor, New York, New York 10013, 1-800-451-2010.

    Each Fund may, in the future, convert to a fund of funds structure. In a fund of funds structure, a fund invests all or a portion of its assets in multiple investment companies.

    Citi Fund Management Inc. ("Citi Fund Management" or the "Manager") is the investment manager to each Fund and each Portfolio. Citi Fund Management manages the investments of each Portfolio from day to day in accordance with the investment objectives and policies of that Portfolio. The selection of investments for the Portfolio and the way it is managed, depends on the conditions and trends in the economy and the financial marketplaces. Citi Fund Management also provides certain administrative services to the Funds and Portfolios.

    Shares of each Fund are continuously sold by Salomon Smith Barney, each Fund's distributor. Shares may be purchased from the Funds' distributor, or from financial institutions, such as federal or state-chartered banks, trust companies, savings and loan associations or savings banks, or broker-dealers that have entered into an agreement with the Distributor (called "Service Agents"). The Distributor and Service Agents may receive fees from the Funds pursuant to Service Plans adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act").

             2.  INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

                              INVESTMENT OBJECTIVES

    The investment objective of PREMIUM LIQUID RESERVES is to provide shareholders with liquidity and as high a level of current income as is consistent with the preservation of capital.

    The investment objective of PREMIUM U.S. TREASURY RESERVES is to provide its shareholders with liquidity and as high a level of current income from U.S. government obligations as is consistent with the preservation of capital.

    The investment objective of each Fund may be changed without approval by that Fund's shareholders. Of course, there can be no assurance that either Fund will achieve its investment objectives.

                               INVESTMENT POLICIES

    All of the investable assets of Liquid Reserves and U.S. Treasury Reserves are invested in Cash Reserves Portfolio and U.S. Treasury Reserves Portfolio, respectively, each of which has the same investment objective and policies as its corresponding Fund. The Prospectus contains a discussion of the principal investment strategies of each Fund and certain risks of investing in each Fund. The following supplements the information contained in the Prospectus concerning the investment objectives, policies and techniques of each Fund and Portfolio, and contains more information about the various types of securities in which each Fund and each Portfolio may invest and the risks involved in such investments. Since the investment characteristics of Liquid Reserves and U.S. Treasury Reserves will correspond directly to those of the Portfolios in which they invest, the following applies to both the Funds and the Portfolios, as applicable.

    Either Fund may withdraw its investment from its corresponding Portfolio at any time, if the Board of Trustees determines that it is in the best interests of the Fund to do so. If any of the Funds were to then invest directly in securities, the Fund's assets would be invested in accordance with the investment policies described below. The approval of a Fund's shareholders would not be required to change that Fund's investment objectives or any of its investment policies. Likewise, the approval of the investors in a Portfolio would not be required to change that Portfolio's investment objectives or any of its investment policies discussed below. If, however, either U.S. Treasury Reserves or U.S. Treasury Reserves Portfolio were to change its investment policies so that more than 20% of its assets, under normal market conditions, could be invested in securities other than those issued or backed by the U.S. Treasury, U.S. Treasury Reserves would give written notice to its shareholders at least 60 days prior to implementing the change.

CASH RESERVES PORTFOLIO

    Cash Reserves Portfolio seeks its investment objective through investments in high quality U.S. dollar-denominated money market instruments. All investments by Cash Reserves Portfolio mature or are deemed to mature within 397 days from the date of acquisition, and the average maturity of the investments held by the Portfolio (on a dollar-weighted basis) is 90 days or less. All investments by the Portfolio are in "first tier" securities (i.e., securities rated in the highest rating category for short-term obligations by at least two nationally recognized statistical rating organizations (each, an "NRSRO") assigning a rating to the security or issuer or, if only one NRSRO assigns a rating, that NRSRO or, in the case of an investment which is not rated, of comparable quality as determined by the Manager under procedures approved by the Board of Trustees) and are determined by the Manager under procedures approved by the Board of Trustees to present minimal credit risks. Investments in high quality, short term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or a longer term. Cash Reserves Portfolio may hold uninvested cash reserves pending investment. Under the 1940 Act, Liquid Reserves and Cash Reserves Portfolio are each classified as "diversified," although in the case of Liquid Reserves, all of its investable assets are invested in the Portfolio. A "diversified investment company" must invest at least 75% of its assets in cash and cash items, U.S. government securities, investment company securities (e.g., interests in the Portfolio) and other securities limited as to any one issuer to not more than 5% of the total assets of the investment company and not more than 10% of the voting securities of the issuer. Cash Reserves Portfolio invests, under normal circumstances in:

        (1) Bank obligations -- Cash Reserves Portfolio may invest from time to time up to 100% of its assets in bank obligations, such as certificates of deposit, fixed time deposits, and bankers' acceptances. Up to 25% of the Portfolio's assets may be invested at any time in dollar-denominated obligations of foreign banks, and all of the Portfolio's assets may be invested at any time in obligations of domestic banks, as that term has been interpreted by the Securities and Exchange Commission (the "SEC"). Under SEC interpretations, a U.S branch of a foreign bank may be considered a domestic bank if the U.S. branch of the foreign bank is subject to the same regulation as a U.S. bank. Likewise, a non-U.S. branch of a U.S. bank may be considered a domestic bank if the investment risk associated with investing in instruments issued by the non-U.S. branch is the same, in the opinion of the Manager, as that of investing in instruments issued by the branch's domestic parent.

        Cash Reserves Portfolio limits its investments in U.S. bank obligations (including, for these purposes, their non-U.S. branches) to banks having total assets in excess of $1 billion and which are subject to regulation by an agency of the U.S. government. The Portfolio may also invest in certificates of deposit issued by banks the deposits in which are insured by the Federal Deposit Insurance Corporation ("FDIC"), having total assets of less than $1 billion, provided that the Portfolio at no time owns more than $100,000 principal amount of certificates of deposit (or any higher principal amount which in the future may be fully insured by FDIC insurance) of any one of those issuers.

        Certificates of deposit are savings certificates generally issued by commercial banks that bear a maturity date and a specified interest rate, and can be issued in any denomination. Fixed time deposits are obligations which are payable at a stated maturity date and bear a fixed rate of interest. Generally, fixed time deposits may be withdrawn on demand by the Portfolio, but they may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Although fixed time deposits do not have a market, there are no contractual restrictions on the Portfolio's right to transfer a beneficial interest in the deposit to a third party. A bankers' acceptance is a draft drawn on and accepted by a bank that orders payment to a third party at a later date. Bankers' acceptances generally act as a negotiable time draft for financing imports, exports, or other transactions in goods.

        U.S. banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the FDIC. U.S. banks organized under state law are supervised and examined by state banking authorities and are members of the Federal Reserve System only if they elect to join. However, state banks which are insured by the FDIC are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks, among other things, are generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

        Cash Reserves Portfolio limits its investments in "non-U.S. bank obligations" to U.S. dollar-denominated obligations of banks that at the time of investment are non-U.S. branches or subsidiaries of U.S. banks which meet the criteria in the preceding paragraphs or are U.S. or non- U.S. branches of non-U.S. banks that (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest non-U.S. banks in the world; (iii) have branches or agencies in the United States; and (iv) in the opinion of the Manager, are of an investment quality comparable with obligations of U.S. banks which may be purchased by the Portfolio. These obligations may be general obligations of the parent bank, in addition to the issuing branch or subsidiary, but the parent bank's obligations may be limited by the terms of the specific obligation or by governmental regulation. The Portfolio also limits its investments in non-U.S. bank obligations to banks, branches and subsidiaries located in Western Europe (United Kingdom, France, Germany, Belgium, the Netherlands, Italy, Switzerland, Denmark, Norway, Sweden), Australia, Japan, the Cayman Islands, the Bahamas and Canada. Cash Reserves Portfolio does not purchase any bank obligation of any affiliate of the Manager.

        Since Cash Reserves Portfolio may hold investments in non-U.S. bank obligations, an investment in Liquid Reserves involves certain additional risks. Such investment risks include future political and economic developments, the possible imposition of non-U.S. withholding taxes on interest income payable on such obligations held by the Portfolio, the possible seizure or nationalization of non-U.S. deposits and the possible establishment of exchange controls or other non-U.S. governmental laws or restrictions applicable to the payment of the principal of and interest on certificates of deposit or time deposits that might affect adversely such payment on such obligations held by the Portfolio. In addition, there may be less publicly-available information about a non-U.S. branch or subsidiary of a U.S. bank or a U.S. or non-U.S. branch of a non-U.S. bank than about a U.S. bank and such branches and subsidiaries may not be subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial record-keeping standards and requirements.

        The provisions of federal law governing the establishment and operation of U.S. branches do not apply to non-U.S. branches of U.S. banks. However, Cash Reserves Portfolio may purchase obligations only of those non-U.S. branches of U.S. banks which were established with the approval of the Board of Governors of the Federal Reserve System (the "Board of Governors"). As a result of such approval, these branches are subject to examination by the Board of Governors and the Comptroller of the Currency. In addition, such non-U.S. branches of U.S. banks are subject to the supervision of the U.S. bank and creditors of the non-U.S. branch are considered general creditors of the U.S. bank subject to whatever defenses may be available under the governing non-U.S. law and to the terms of the specific obligation. Nonetheless, Cash Reserves Portfolio generally will be subject to whatever risk may exist that the non-U.S. country may impose restrictions on payment of certificates of deposit or time deposits.

        U.S. branches of non-U.S. banks are subject to the laws of the state in which the branch is located or to the laws of the United States. Such branches are therefore subject to many of the regulations, including reserve requirements, to which U.S. banks are subject. In addition, Cash Reserves Portfolio may purchase obligations only of those U.S. branches of non-U.S. banks which are located in states which impose the additional requirement that the branch pledge to a designated bank within the state an amount of its assets equal to 5% of its total liabilities.

        Non-U.S. banks in whose obligations Cash Reserves Portfolio may invest may not be subject to the laws and regulations referred to in the preceding two paragraphs.

        (2) Obligations of, or guaranteed by, non-U.S. governments. Cash Reserves Portfolio limits its investments in non-U.S. government obligations to obligations issued or guaranteed by the governments of Western Europe (United Kingdom, France, Germany, Belgium, the Netherlands, Italy, Switzerland, Denmark, Norway, Sweden), Australia, Japan and Canada. Generally, such obligations may be subject to the additional risks described in subsection (1) above in connection with the purchase of non-U.S. bank obligations.

        (3) Commercial paper rated Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Ratings Group ("Standard & Poor's") or, if not rated, determined to be of comparable quality by the Manager under procedures approved by the Board of Trustees, such as unrated commercial paper issued by corporations having an outstanding unsecured debt issue currently rated Aaa by Moody's or AAA by Standard & Poor's. Commercial paper is unsecured debt of corporations usually maturing in 270 days or less from its date of issuance.

        (4) Obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities. These include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes, bonds and Treasury Receipts, which are unmatured interest coupons of U.S. Treasury bonds and notes which have been separated and resold in a custodial receipt program administered by the U.S. Treasury, and issues of agencies and instrumentalities established under the authority of an Act of Congress. Some of the latter category of obligations are supported by the full faith and credit of the United States, others are supported by the right of the issuer to borrow from the U.S. Treasury, and still others are supported only by the credit of the agency or instrumentality. Examples of each of the three types of obligations described in the preceding sentence are (i) obligations guaranteed by the Export-Import Bank of the United States, (ii) obligations of the Federal Home Loan Mortgage Corporation, and (iii) obligations of the Student Loan Marketing Association, respectively.

        (5) Repurchase agreements, providing for resale within 397 days or less, covering obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities which may have maturities in excess of 397 days. (See "Repurchase Agreements" below for a description of repurchase agreements.)

        (6) Asset-backed securities, that represent fractional interests in pools of retail installment loans, both secured such as certificates for automobile receivables ("CARS") and unsecured, or leases or fractional interests in pools of revolving credit card receivables ("CARDS"), both secured and unsecured, as well as other asset-backed securities. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust. Underlying automobile sales contracts, leases or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Prepayment rates vary widely and may be affected by changes in market interest rates. It is not possible to accurately predict the average life of a particular pool of loans or receivables and reinvestment of principal may occur at higher or lower rates than the original yield. Therefore, the actual maturity and realized yield on asset-backed securities will vary based upon the prepayment experience of the underlying pool of loans or receivables. Certificate holders may also experience delays in payment on the certificates or losses if the full amounts due on underlying loans, leases or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objectives and policies, Cash Reserves Portfolio may invest in other asset-backed securities.

    Cash Reserves Portfolio does not purchase securities which the Portfolio believes, at the time of purchase, will be subject to exchange controls or non-U.S. withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the Portfolio's investments. In the event exchange controls or non-U.S. withholding taxes are imposed with respect to any of the Portfolio's investments, the effect may be to reduce the income received by the Portfolio on such investments or to prevent the Portfolio from receiving any value in U.S. dollars from its investment in non-U.S. securities.

U.S. TREASURY RESERVES PORTFOLIO

    U.S. Treasury Reserves Portfolio seeks its investment objective by investing in obligations of, or guaranteed by, the U.S. government, including issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes, bonds and Treasury Receipts, which are unmatured interest coupons of U.S. Treasury bonds and notes which have been separated and resold in a custodial receipt program administered by the U.S. Treasury, and in issues of agencies and instrumentalities established under the authority of an Act of Congress which are supported by the full faith and credit of the United States. U.S. Treasury Reserves Portfolio will not enter into repurchase agreements except in unusual circumstances when, in the Manager's judgment, direct U.S. Treasury obligations are not available. All investments by the Portfolio are in "first tier" securities (i.e., securities rated in the highest rating category for short-term obligations by at least two NRSRO's assigning a rating to the security or issuer or, if only one NRSRO assigns a rating, that NRSRO or, in the case of an investment which is not rated, of comparable quality, as determined by the Manager under procedures approved by the Board of Trustees) and are determined by the Manager under procedures approved by the Board of Trustees to present minimal credit risks. Investments in high quality, short term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or a longer term. U.S. Treasury Reserves Portfolio may hold uninvested cash reserves pending investment.

STRUCTURED INSTRUMENTS

    Each of the Funds and Portfolios may invest in structured instruments. Structured instruments are money market instruments that have been structured to meet the regulatory requirements for investment by money market funds, typically by a bank, broker-dealer or other financial institution. They generally consist of a trust or partnership through which a fund holds an interest in one or more underlying bonds or other debt obligations coupled with a conditional right to sell ("put") the fund's interest in the underlying bonds at par plus accrued interest to a financial institution (a "Liquidity Provider"). With respect to tax-exempt instruments, the instrument is typically structured as a trust or partnership which provides for pass-through tax-exempt income. Structured instruments in which a Fund or Portfolio may invest include: (1) "Tender Option Bonds", which are instruments which grant the holder thereof the right to put an underlying bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) "Swap Products", in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty who agrees to pay a floating money market interest rate; and (3) "Partnerships", which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement.

    Structured instruments may be considered to be derivatives. Derivatives raise certain tax, legal, regulatory and accounting issues which may not be presented by direct investments in debt obligations. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of a Fund or Portfolio. For example, with respect to tax-exempt instruments, the tax-exempt treatment of the interest paid to a Fund or Portfolio is premised on the legal conclusion that the holders of such instruments have an ownership interest in the underlying bonds. While a Fund or Portfolio may rely on an opinion of legal counsel to the effect that the income from each such instrument is tax-exempt to the same extent as the underlying bond, the Internal Revenue Service (the "IRS") has not issued a ruling on this subject. Were the IRS to issue an adverse ruling, there is a risk that the interest paid on such derivative products would be deemed taxable.

REPURCHASE AGREEMENTS

    Liquid Reserves and Cash Reserves Portfolio may invest its assets in repurchase agreements only with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. government securities. U.S. Treasury Reserves and U.S. Treasury Reserves Portfolio may not invest in repurchase agreements except in unusual circumstances when, in the Manager's judgment, direct U.S. Treasury obligations are not available. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determing the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. All repurchase agreements entered into by the Funds shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to the amount of the loan, including the accrued interest thereon, and the Fund or its custodian or sub-custodian shall have control of the collateral, which the Manager believes will give the applicable Fund a valid, perfected security interest in the collateral. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Manager believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Funds. Repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the Funds. A Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with illiquid securities held by the Fund exceed 10% of the Fund's total net assets. Repurchase agreements are also subject to the same risks described herein with respect to stand-by commitments.

LENDING OF SECURITIES

    Consistent with applicable regulatory requirements and in order to generate income, each of the Funds and Portfolios may lend its securities to broker-dealers and other institutional borrowers. Such loans will usually be made only to member banks of the U.S. Federal Reserve System and to member firms of the New York Stock Exchange (and subsidiaries thereof). Loans of securities would be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral would be invested in high quality short-term instruments. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, a Fund or Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and, with respect to cash collateral, would receive compensation based on investment of the collateral (subject to a rebate payable to the borrower). The borrower alternatively may pay the Fund or Portfolio a fee for use of the borrowed securities. The Fund or Portfolio would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the Manager to be of good standing, and when, in the judgment of the Manager, the consideration which can be earned currently from loans of this type justifies the attendant risk. In addition, a Fund or Portfolio could suffer loss if the borrower terminates the loan and the Fund or Portfolio is forced to liquidate investments in order to return the cash collateral to the buyer. If the Manager determines to make loans, it is not intended that the value of the securities loaned by a Fund or Portfolio would exceed 33 1/3% of the value of its net assets.

PRIVATE PLACEMENTS AND ILLIQUID INVESTMENTS

    Each Fund and Portfolio may invest up to 10% of its net assets in securities for which there is no readily available market. These illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund or Portfolio to sell them promptly at an acceptable price.

                             INVESTMENT RESTRICTIONS

    The Funds and the Portfolios have each adopted the following policies which may not be changed without approval by holders of a "majority of the outstanding shares" of the applicable Fund or Portfolio, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding voting securities of the Fund or Portfolio present at a meeting, if the holders of more than 50% of the outstanding "voting securities" of the Fund or Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities" of the Fund or the Portfolio. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

    Whenever the Fund is requested to vote on a change in the investment restrictions or fundamental policies of the Portfolio, the Fund will generally call a meeting of its shareholders and will vote its shares in the Portfolio in accordance with instructions it receives from its shareholders. To the extent it does not receive instructions from its shareholders, the Fund will vote its shares in the Portfolio in the same proportion as the vote of shareholders who are giving instructions. Alternatively, without seeking instructions from its shareholders, the Fund could vote its shares in the Portfolio in the same proportion as the vote of all other investors in the Portfolio.

    A Fund or a Portfolio may not:

        (1) borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act.

        (2) underwrite securities issued by other persons, except that all or any portion of the assets of the Fund or Portfolio may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund or the Portfolio may technically be deemed an underwriter under the Securities Act of 1933, as amended in selling a portfolio security.

        (3) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contracts and forward contracts) in the ordinary course of its business. The Fund or the Portfolio reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contracts and forward contracts) acquired as a result of the ownership of securities.

        (4) issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contracts and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

        (5) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

        (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, except that Citi Premium Liquid Reserves may invest at least 25% of its assets in bank obligations issued by domestic banks.

    If a percentage or rating restriction on investment or utilization of assets (taken at market value) set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in circumstances is not considered a violation of policy.

                         3.  PERFORMANCE INFORMATION

    Fund performance may be quoted in advertising, shareholder reports and other communications in terms of current yield, effective yield, tax equivalent current or effective yield, total rate of return or tax equivalent total rate of return. All performance information is historical and is not intended to indicate future performance. Yields and total rates of return fluctuate in response to market conditions and other factors.

    From time to time, in reports or other communications to shareholders or in advertising or sales materials, performance of Fund shares may be compared with current or historical performance of other mutual funds or classes of shares of other mutual funds, as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds, financial indices such as the S&P 500 Index or other industry or financial publications, including, but not limited to, Bank Rate Monitor, iMoneyNet's Money Fund Report, Morningstar, Inc. and Thomson Financial Bank Watch. A Fund may also present statistics on current and historical rates of Money Market Deposit Accounts and Statement Savings, Certificates of Deposit
(CDs) and other bank or depository products prepared by outside services such as Bank Rate Monitor, Inc., and compare this performance to the current or historical performance of the Fund. Any given "performance" or performance comparison should not be considered as representative of any performance in the future. In addition, there may be differences between a Fund and the various indexes and products which may be compared to the Fund. In particular, mutual funds differ from bank deposits or other bank products in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, but a fund does not guarantee your principal or your returns, and fund shares are not FDIC insured.

    Each Fund may provide current yield and effective yield quotations. The yield of a Fund refers to the income generated by an investment in the Fund over a seven-day period (which period is stated in any such advertisement or communication). This income is then annualized; that is, the amount of income generated by the investment over that period is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. Any current yield quotation of a Fund which is used in such a manner consists of a yield, carried at least to the nearest hundredth of one percent, based on a specific seven calendar day period and is calculated by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the period to obtain the "base period return" and then multiplying the base period return by 365/7. For this purpose the net change in account value would reflect the value of additional shares purchased with dividends declared on the original share and dividends declared on both the original share and any such additional shares, but would not reflect any realized gains or losses as a result of a Fund's investment in a Portfolio or from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. The effective yield is calculated similarly, but when annualized the income earned by the investment during that seven-day period is assumed to be reinvested. The effective yield is slightly higher than the yield because of the compounding effect of this assumed reinvestment. Any effective yield quotation of a Fund so used shall be calculated by adding 1 to the base period return obtained under the current yield calculation, raising the sum to a power equal to 3365/7, and subtracting 1 from the result.

    U.S. Treasury Reserves may provide tax equivalent yield quotations and tax equivalent effective yield quotations. A tax equivalent yield refers to a yield that a fully taxable money market fund would have to generate in order to produce an after-tax yield equivalent to that of a Fund. The use of tax equivalent yield allows investors to compare the yields of the Fund, the dividends from which may be exempt from federal or state personal income tax, with yields of funds the dividends from which are not tax exempt. The tax equivalent current yield quotation and the tax equivalent effective yield quotation of the Fund are calculated as follows: If the entire current or effective yield quotation for such period is tax-exempt, the tax equivalent yield will be the applicable current or effective yield quotation divided by 1 minus a stated income tax rate or rates. If a portion of the current or effective yield quotation is not tax-exempt, the tax equivalent yield will be the sum of (a) that portion of the applicable yield which is tax-exempt divided by 1 minus a stated income tax rate or rates and (b) the portion of the applicable yield which is not tax-exempt. A Fund also may provide current yield, effective yield and tax equivalent yield quotations for longer periods.

    Each Fund may provide its period and average total rates of return. The total rate of return refers to the change in the value of an investment in a Fund over a stated period and is compounded to include the value of any shares purchased with any dividends or capital gains declared during such period. A total rate of return quotation for a Fund is calculated for any period by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price on the first day of such period, and (b) subtracting 1 from the result. Period total rate of return may be annualized. An annualized total rate of return assumes that the period total rate of return is generated over a one-year period. Any annualized total rate of return quotation is calculated by (x) adding 1 to the period total rate of return quotation calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.

    Each Fund may also provide its Average Annual Total Returns for the most current one-, five- and ten-year periods, or the life of the relevant class of a Fund to the extent it has not been in existence for any such periods, and may be given for other periods as well, such as from the date of inception. When considering average annual return figures, it is important to note that the annual return for any one year period might have been greater or less than the average for the entire period.

    Each Fund's average annual total return figures are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

P(1+T)\n/ = ERV

Where: P=    a hypothetical initial payment of $1,000
       T=    average annual total return
       n=    number of years
       ERV=  Ending Redeemable Value of a hypothetical $1,000
             payment made at the beginning of a 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

    The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. In computing total rates of return quotations, all Fund expenses are included. However, fees that may be charged directly to a shareholder by that shareholder's service agent are not included, Of course, any such fees will reduce the shareholder's net return on investment.

    U.S. Treasury Reserves may provide tax equivalent total rates of return. The tax equivalent total rate of return refers to the total rate of return that a fully taxable money market fund would have to generate in order to produce an after-tax total rate of return equivalent to that of a Fund. The use of a tax equivalent total rate of return allows investors to compare the total rates of return of a Fund, the dividends from which may be exempt from federal or state personal income taxes, with the total rates of return of funds the dividends from which are not tax exempt. Any tax equivalent total rate of return quotation of a Fund is calculated as follows: If the entire current total rate of return quotation for such period is tax-exempt, the tax equivalent total rate of return will be the current total rate of return quotation divided by 1 minus a stated income tax rate or rates. If a portion of the current total rate of return quotation is not tax-exempt, the tax equivalent total rate of return will be the sum of (a) that portion of the total rate of return which is tax-exempt divided by 1 minus a stated income tax rate or rates and (b) the portion of the total rate of return which is not tax-exempt.

    The following table sets forth the average annual total returns for Liquid Reserves and U.S. Treasury Reserves. The calculations below are based on expenses actually paid by the Funds for the periods presented and include any applicable fee waivers and/or reimbursements in place during the time period, which may cause the results to be more favorable than they otherwise would have. Such waivers or reimbursements could be raised or lowered at any time.

                                                                                       REDEEMABLE VALUE OF A
                                                                                        HYPOTHETICAL $1,000
                                                                AVERAGE ANNUAL           INVESTMENT AT THE
PERIOD                                                           TOTAL RETURN            END OF THE PERIOD
------                                                           ------------            -----------------
LIQUID RESERVES
May 3, 1990 (commencement of operations) to
  August 31, 2002                                                   4.91%                    $1,805.64
Ten years ended August 31, 2002                                     4.65%                    $1,575.45
Five years ended August 31, 2002                                    4.72%                    $1,259.64
One year ended August 31, 2002                                      2.06%                    $1,020.56

U.S. TREASURY RESERVES
March 1, 1991 (commencement of operations) to
  August 31, 2002                                                   4.25%                    $1,614.07
Ten years ended August 31, 2002                                     4.18%                    $1,505.48
Five years ended August 31, 2002                                    4.18%                    $1,227.21
One year ended August 31, 2002                                      1.70%                    $1,017.03

    The current yield of Liquid Reserves for the seven-day period ended August 31, 2002 was 1.55%. The effective yield of Liquid Reserves for such period was 1.56%. The current yield of U.S. Treasury Reserves for the seven-day period ended August 31, 2002 was 1.31%. The effective yield of U.S. Treasury Reserves for such period was 1.32%, and the current tax equivalent yield of U.S. Treasury Reserves for such period was 2.38% (assuming a combined state and local tax rate of 45.05% for New York City residents).

                     4.  DETERMINATION OF NET ASSET VALUE

    The net asset value of each share of the Funds is determined on each day on which the New York Stock Exchange is open for trading. This determination is normally made once during each such day as of 3:00 p.m., Eastern time, for Liquid Reserves and 2:00 p.m., Eastern time, for U.S. Treasury Reserves, by dividing the value of each Fund's net assets (i.e., the value of its assets, including its investment in a Portfolio, less its liabilities, including expenses payable or accrued) by the number of the Fund's shares outstanding at the time the determination is made. On days when the financial markets in which a Fund invests close early, such Fund's net asset value is determined as of the earlier close of these markets. As of the date of this Statement of Additional Information, the Exchange is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It is anticipated that the net asset value of each share of each Fund will remain constant at $1.00 and, although no assurance can be given that they will be able to do so on a continuing basis, as described below, the Funds and Portfolios employ specific investment policies and procedures to accomplish this result.

    The value of a Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the corresponding Fund is determined. The net asset value of a Fund's investment in the corresponding Portfolio is equal to the Fund's pro rata share of the total investment of the Fund and of other investors in the Portfolio less the Fund's pro rata share of the Portfolio's liabilities.

    The securities held by a Fund or Portfolio are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the securities held by the Fund or Portfolio to deviate more than 1/2 of 1% from their value determined on the basis of amortized cost, the applicable Board of Trustees will consider whether any action should be initiated, as described in the following paragraph. Although the amortized cost method provides certainty in valuation, it may result in periods during which the stated value of an instrument is higher or lower than the price the Fund or Portfolio would receive if the instrument were sold.

    Pursuant to the rules of the SEC, the Funds' and the Portfolios' Boards of Trustees have established procedures to stabilize the value of the Funds' and Portfolios' net assets within 1/2 of 1% of the value determined on the basis of amortized cost. These procedures include a review of the extent of any such deviation of net asset value, based on available market rates. Should that deviation exceed 1/2 of 1% for a Fund or Portfolio, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to investors in the Fund or Portfolio. Such action may include withdrawal in kind, selling securities prior to maturity and utilizing a net asset value as determined by using available market quotations. The Funds and Portfolios maintain a dollar- weighted average maturity of 90 days or less, do not purchase any instrument with a remaining maturity greater than 397 days or; subject to a repurchase agreement having a duration of greater than 397 days, limit their investments, including repurchase agreements, to those U.S. dollar-denominated instruments that are determined by the Manager to present minimal credit risks and comply with certain reporting and recordkeeping procedures. The Funds and Portfolios also have established procedures to ensure that securities purchased meet high quality criteria. (See "Investment Objectives, Policies and Restrictions -- Investment Policies.")

    Because of the short-term maturities of the portfolio investments of each Fund, the Funds do not expect to realize any material long-term capital gains or losses. Any net realized short-term capital gains will be declared and distributed to the Funds' shareholders annually after the close of each Fund's fiscal year. Distributions of short-term capital gains are taxable to shareholders as described in "Certain Additional Tax Matters." Any realized short-term capital losses will be offset against short-term capital gains or, to the extent possible, utilized as capital loss carryover. Each Fund may distribute short- term capital gains more frequently than annually, reduce shares to reflect capital losses or make distributions of capital if necessary in order to maintain the Fund's net asset value of $1.00 per share.

    It is expected that each Fund will have a positive net income at the time of each determination thereof. If for any reason a Fund's net income is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security or if a Fund's expenses exceeded its income, the Fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to those accounts. If and to the extent that negative net income exceeds declared dividends at the end of the month, the Fund would reduce the number of outstanding Fund shares by treating each shareholder as having contributed to the capital of the Fund that number of full and fractional shares in the shareholder's account which represents the shareholder's share of the amount of such excess. Each shareholder would be deemed to have agreed to such contribution in these circumstances by investment in the Fund.

    Subject to compliance with applicable regulations, the Funds and the Portfolios have each reserved the right to pay the redemption price of shares of the Funds or beneficial interests in the Portfolios, either totally or partially, by a distribution in kind of securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares or beneficial interests being sold. If a holder of shares or beneficial interests received a distribution in kind, such holder could incur brokerage or other charges in converting the securities to cash.

    Shareholders may redeem Fund shares by sending written instructions in proper form to the Funds' sub-transfer agent or, if they hold their shares through a Service Agent, to the Service Agent. Shareholders are responsible for ensuring that a request for redemption is in proper form.

    Shareholders may redeem or exchange Fund shares by telephone, if their account applications so permit, by calling their Service Agents. During periods of drastic economic or market changes or severe weather or other emergencies, shareholders may experience difficulties implementing a telephone exchange or redemption. In such an event, another method of instruction, such as a written request sent via an overnight delivery service, should be considered. The Funds and each Service Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include recording of the telephone instructions and verification of a caller's identity by asking for the shareholder's name, address, telephone number, Social Security number, and account number. If these or other reasonable procedures are not followed, the Fund or the Service Agent may be liable for any losses to a shareholder due to unauthorized or fraudulent instructions. Otherwise, the shareholders will bear all risk of loss relating to a redemption or exchange by telephone.

    The Funds and the Portfolios may suspend the right of redemption or postpone the date of payment for shares of a Fund or beneficial interests in a Portfolio more than seven days during any period when (a) trading in the markets the Fund or Portfolio normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of the Fund's or Portfolio's investments or determination of its net asset value not reasonably practicable; (b) the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC has by order permitted such suspension.

INVOLUNTARY REDEMPTION OF SHARES

    The Trustees may cause a shareholder's shares to be redeemed under certain circumstances, including in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a Fund if necessary and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of that Fund (for example, in the case of a market timer).

                                  5. MANAGEMENT

    Each Fund and Portfolio is supervised by a Board of Trustees of which, a majority of the Trustees are not affiliated with the Manager. The Trustees and officers of the Trusts, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies associated with Citigroup Inc. ("Citigroup") the Trustees oversee, and other directorships they hold are set forth below. The address of each Trustee and officer is 125 Broad Street, New York, New York 10004. Each Trustee and officer holds office for his or her lifetime unless that individual resigns, retires, or is otherwise removed.

    An asterisk in the table below identifies those Trustees and officers who are "interested persons" of the Trust and the Portfolio as defined in the 1940 Act. Each Trustee and officer of the Trust and the Portfolios noted as an interested person is interested by virtue of that individual's position with Citigroup or its affiliates described in the table below.

                                                                                                 NUMBER OF
                                                                                                INVESTMENT
                                                                                                 COMPANIES
                                                                                                ASSOCIATED
                                     POSITION HELD          PRINCIPAL OCCUPATION DURING       WITH CITIGROUP
                                       AND LENGTH               PAST FIVE YEARS AND             OVERSEEN BY
NAME AND AGE                         OF TIME SERVED           OTHER DIRECTORSHIPS HELD            TRUSTEE
------------                         --------------         ---------------------------       ---------------
INTERESTED TRUSTEE
R. Jay Gerken*; 51               Chairman of the Board    Managing Director, Salomon Smith          226
                                 and Trustee since 2002   Barney Inc. ("Salomon Smith
                                                          Barney") (since 1996).

DISINTERESTED TRUSTEES
Elliott J. Berv; 59                Trustee since 2001     President and Chief Operations             35
                                                          Officer, Landmark City (Real
                                                          Estate Development) (since
                                                          2002); Board Member, American
                                                          Identity Corp. (doing business
                                                          as Morpheus Technologies)
                                                          (Biometric Information
                                                          Management) (since 2001;
                                                          consultant since 1999);
                                                          Director, Lapoint Industries
                                                          (Industrial Filter Company)
                                                          (since 2002); Executive Vice
                                                          President and Chief Operations
                                                          Officer, DigiGym Systems (On-
                                                          line Personal Training Systems)
                                                          (since 2001); President,
                                                          Catalyst Consulting (since
                                                          1984); Director, Alzheimer's
                                                          Association (New England
                                                          Chapter) (since 1998).

Donald M. Carlton; 65              Trustee since 2001     Director, American Electric                30
                                                          Power (Electric Utility) (since
                                                          1999); Director, Valero Energy
                                                          (Petroleum Refining)  (since
                                                          1999); Consultant, URS
                                                          Corporation (Engineering) (since
                                                          1999); Director, National
                                                          Instruments Corp. (Technology)
                                                          (since 1994);    former Chief
                                                          Executive Officer, Radian
                                                          International L.L.C.
                                                          (Engineering) (from 1996 to
                                                          1998); Member of Management
                                                          Committee, Signature Science
                                                          (Research and Development)
                                                          (since 2000).

A. Benton Cocanougher; 64          Trustee since 2001     Dean Emeritus and Wiley                    30
                                                          Professor, Texas A&M University
                                                          (since 2001); former Dean and
                                                          Professor of Marketing, College
                                                          and Graduate School of Business
                                                          of Texas A & M University (from
                                                          1987 to 2001); former Director,
                                                          Randall's Food Markets, Inc.
                                                          (from 1990 to 1999); former
                                                          Director, First American Bank
                                                          and First American Savings Bank
                                                          (from 1994 to 1999).

Mark T. Finn; 59                   Trustee since 1989     Chairman and Owner, Vantage                35
                                                          Consulting Group, Inc.
                                                          (Investment Advisory and
                                                          Consulting Firm) (since 1988);
                                                          former Vice Chairman and Chief
                                                          Operating Officer, Lindner Asset
                                                          Management Company (Mutual Fund
                                                          Company) (from March 1999 to
                                                          2001); former President and
                                                          Director, Delta Financial, Inc.
                                                          (Investment Advisory Firm) (from
                                                          1983 to 1999); former General
                                                          Partner and Shareholder,
                                                          Greenwich Ventures LLC
                                                          (Investment Partnership) (from
                                                          1996 to 2001); former President,
                                                          Secretary, and Owner, Phoenix
                                                          Trading Co. (Commodity Trading
                                                          Advisory Firm) (from 1997 to
                                                          2000).

Stephen Randolph Gross; 55         Trustee since 2001     Partner, Capital Investment                30
                                                          Advisory Partners (Consulting)
                                                          (since January 2000); Director,
                                                          United Telesis, Inc.
                                                          (Telecommunications) (since
                                                          1997); former Managing Director,
                                                          Fountainhead Ventures, L.L.C.
                                                          (Consulting) (from March 1998
                                                          to 2002); Director, ebank.com,
                                                          Inc. (since 1997); Director,
                                                          Andersen Calhoun (Assisted
                                                          Living) (since 1987); Secretary,
                                                          Carint N.A. (Manufacturing)
                                                          (since 1988); former Treasurer,
                                                          Hank Aaron Enterprises (Fast
                                                          Food Franchise) (from 1985 to
                                                          2001); Chairman, Gross, Collins
                                                          & Cress, P.C. (Accounting Firm)
                                                          (since 1980); Treasurer,
                                                          Coventry Limited, Inc. (since
                                                          1985); former Director, Charter
                                                          Bank, Inc. (from 1987 to 1997);
                                                          former Director, Yu Save, Inc.
                                                          (Internet Company) (from 1998 to
                                                          2000); former Director,
                                                          Hotpalm.com, Inc. (Wireless
                                                          Applications) (from 1998 to
                                                          2000); former Director, Ikon
                                                          Ventures, Inc. (from 1997 to
                                                          1998).

Diana R. Harrington; 62            Trustee since 2001     Professor, Babson College (since           35
                                                          1992); former Trustee, The
                                                          Highland Family of Funds
                                                          (Investment Company) (from March
                                                          1997 to March 1998).

Susan B. Kerley; 51                Trustee since 2001     Consultant, Strategic Management          35
                                                          Advisors, LLC/Global Research
                                                          Associates, Inc. (Investment
                                                          Consulting) (since 1990);
                                                          Director, Eclipse Funds
                                                          (currently supervises 17
                                                          investment companies in fund
                                                          complex) (since 1990).

Alan G. Merten; 61                 Trustee since 2001     President, George Mason                    30
                                                          University (since 1996);
                                                          Director, Comshare, Inc.
                                                          (Information Technology) (since
                                                          1985); former Director, Indus
                                                          (Information Technology) (from
                                                          1995 to 1999).

C. Oscar Morong, Jr.; 67           Trustee since 2001     Managing Director, Morong                  35
                                                          Capital Management (since 1993);
                                                          former Director, Indonesia Fund
                                                          (Closed End Fund) (from 1990 to
                                                          1999); Trustee, Morgan Stanley
                                                          Institutional Fund (currently
                                                          supervises 75 investment
                                                          companies) (since 1993).

R. Richardson Pettit; 60           Trustee since 2001     Professor of Finance, University           30
                                                          of Houston (since 1977);
                                                          Independent Consultant (since
                                                          1984).

Walter E. Robb, III; 75            Trustee since 2001     Director, John Boyle & Co., Inc.           35
                                                          (Textiles) (since 1999);
                                                          President, Benchmark Consulting
                                                          Group, Inc. (Service Company)
                                                          (since 1991); Director, Harbor
                                                          Sweets, Inc. (Candy) (since
                                                          1990); Sole Proprietor, Robb
                                                          Associates (Corporate Financial
                                                          Advisors) (since 1978);
                                                          Director, W.A. Wilde Co. (Direct
                                                          Media Marketing) (since 1982);
                                                          Director, Alpha Granger
                                                          Manufacturing, Inc.
                                                          (Electronics) (since 1983);
                                                          Co-owner, Kedron Design (Gifts)
                                                          (since 1978); former Trustee,
                                                          MFS Family of Funds (Investment
                                                          Company) (from 1985 to 2001);
                                                          former President and Treasurer,
                                                          Benchmark Advisors, Inc.
                                                          (Financial Consulting) (from
                                                          1989 to 2000); Harvard Club of
                                                          Boston (Audit Committee) (since
                                                          2001).

OFFICERS
R. Jay Gerken*; 51                President and Chief     Managing Director, Salomon Smith          N/A
                                   Executive Officer      Barney (since 1996).
                                      since 2002

Lewis E. Daidone*; 45             Chief Administrative    Managing Director, Salomon Smith          N/A
                                Officer and Senior Vice   Barney (since 1990); Chief
                                     President            Financial Officer, Smith Barney
                                                          Mutual Funds; Director and Senior
                                                          Vice President, Smith Barney Fund
                                                          Management LLC and Travelers
                                                          Investment Adviser.

Irving David*; 42                 Treasurer since 2002    Director, Salomon Smith Barney            N/A
                                                          (since 1997); former Assistant
                                                          Treasurer, First Investment
                                                          Management Company (from 1998 to
                                                          1994).

Frances Guggino*; 45             Controller since 2002    Vice President, Citigroup Asset           N/A
                                                          Management (since 1991).

Andrew Beagly*; 40                  Chief Anti-Money      Director, Salomon Smith Barney            N/A
                                 Laundering Compliance    (since 2000); Director of
                                   Officer since 2002     Compliance, North America,
                                                          Citigroup Asset Management
                                                          (since 2000); Director of
                                                          Compliance, Europe, the Middle
                                                          East and Africa, Citigroup Asset
                                                          Management (from 1999 to 2000);
                                                          Compliance Officer, Salomon
                                                          Brothers Asset Management
                                                          Limited, Smith Barney Global
                                                          Capital Management Inc., Salomon
                                                          Brothers Asset Management Asia
                                                          Pacific Limited (from 1997 to
                                                          1999).

Marianne Motley*; 43              Assistant Treasurer     Director, Mutual Fund                     N/A
                                       since 2000         Administration for Salomon Smith
                                                          Barney (since 1994).

Robert I. Frenkel*; 48            Chief Legal Officer     Managing Director and General             N/A
                                  since 2003 and          Counsel, Global Mutual Funds for
                                  Secretary since 2000    Citigroup Asset Management
                                                          (since 1994).

Thomas C. Mandia*; 40             Assistant Secretary     Director and Deputy General               N/A
                                       since 2000         Counsel, Citigroup Asset
                                                          Management (since 1992).

Rosemary D. Emmens*; 33           Assistant Secretary     Vice President and Associate              N/A
                                       since 2000         General Counsel, Citigroup Asset
                                                          Management (since
                                                          1998); Counsel, The
                                                          Dreyfus Corporation
                                                          (from 1995 to 1998).

Harris Goldblat*; 33              Assistant Secretary     Associate General Counsel,                N/A
                                       since 2000         Citigroup Asset Management
                                                          (since 2000); Associate Stroock &
                                                          Stroock & Lavan LLP (from 1997 to
                                                          2000).

Joseph Volpe*; 40                 Assistant Controller    Vice President of Citigroup               N/A
                                       since 2002         Asset Management (since 1992).

Joseph Genco*; 34                 Assistant Controller    Assistant Vice President of               N/A
                                       since 2002         Citigroup Asset Management
                                                          (since 1997).

    The Board of Trustees has a standing Audit Committee comprised of all of the Trustees who are not "interested persons" of the Funds, within the meaning of the 1940 Act. The Audit Committee met two times during the year ended August 31, 2002 to review the internal and external accounting procedures of the Funds and, among other things, to consider the selection of independent certified public accountants for the Funds, to approve all significant services proposed to be performed by the accountants and to consider the possible effect of such services on their independence.

    The Board of Trustees also has a standing Governance Committee. All Trustees who are not "interested persons" of the Funds are members of the Governance Committee. The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the board. The Governance Committee met four times during the fiscal year ended August 31, 2002. The Governance Committee does not have a procedure to consider nominees recommended by shareholders.

    The following table shows the amount of equity securities owned by the Trustees in other investment companies associated with Citigroup supervised by the Trustees as of December 31, 2001.

                                      DOLLAR RANGE OF EQUITY SECURITIES
                                      ---------------------------------
                                                                                             AGGREGATE DOLLAR
                                                                                             RANGE OF EQUITY
                                                                                            SECURITIES IN ALL
                                                                                          REGISTERED INVESTMENT
                                                                                            COMPANIES OVERSEEN
                                                                   CITI PREMIUM           BY THE DIRECTOR IN THE
                                          CITI PREMIUM            U.S. TREASURY            FAMILY OF INVESTMENT
NAME OF DIRECTOR                        LIQUID RESERVES              RESERVES                   COMPANIES
----------------                        ---------------           -------------           ----------------------
DISINTERESTED TRUSTEES:
Elliott J. Berv                               None                     None                        None
Donald M. Carlton                             None                     None                  $10,001-$50,000
A. Benton Cocanougher                         None                     None                     $1-$10,000
Mark T. Finn                                  None                     None                     $1-$10,000
Stephen Randolph Gross                        None                     None                        None
Diana Harrington                              None               $10,000-$50,000             $10,001-$50,000
Susan B. Kerley                               None                     None                     $1-$10,000
Alan G. Merten                                None                     None                     $1-$10,000
C. Oscar Morong, Jr.                       $1-$10,000                  None                     $1-$10,000
R. Richardson Pettit                          None                     None                        None
Walter E. Robb, III                           None                     None                  $50,001-$100,000

INTERESTED TRUSTEE:
R. Jay Gerken*                                None                     None                        None
------------
*   R. Jay Gerken became a trustee of the Trust as of March 1, 2002. The information in the table above sets forth his ownership of securities in the Fund as of December 31, 2001, prior to his appointment to the Board of Trustees.

    Neither the disinterested trustees nor their family members had any interest in the manager, Salomon Smith Barney, and any person directly or indirectly controlling, controlled by, or under common control with the manager or Salomon Smith Barney as of December 31, 2001.

    Information regarding compensation paid to the Trustees for the fiscal year ended August 31, 2002 is set forth below. Mr. Gerken is not compensated for his service as Trustee because of his affiliation with the Manager.

    Each fund in the Citigroup Fund complex pays a pro rata share of Trustee fees based upon asset size. Each Fund currently pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $40,000 plus $7,500 for each board of trustees meeting attended, $2,500 for each special board meeting attended, and $100 for each telephonic board meeting in which that Trustee participates. In addition, the Fund will reimburse these Trustees for travel and out-of-pocket expenses incurred in connection with board of trustees meetings.

                                                    TRUSTEES COMPENSATION TABLE

                                                                    PENSION OR
                                   AGGREGATE        AGGREGATE       RETIREMENT                       TOTAL           NUMBER OF
                                 COMPENSATION     COMPENSATION       BENEFITS       ESTIMATED     COMPENSATION       FUNDS IN
                                     FROM         FROM PREMIUM    PAID AS PART       ANNUAL        FROM THE         COMPLEX UPON
                                PREMIUM LIQUID    U.S. TREASURY  OF FUND EXPENSES  BENEFITS UPON     TRUST           WHICH THE
    TRUSTEE                       RESERVES(1)      RESERVES(1)       (4)(5)         RETIREMENT  AND COMPLEX(1)(2) TRUSTEES SERVED
DISINTERESTED TRUSTEES
Elliott J. Berv(2).............     $  992            $397             None            None          $70,000             34
Donald M. Carlton(2)...........     $  994            $398             None            None          $70,000             29
A. Benton Cocanougher(2).......     $  994            $398             None            None          $70,100             29
Mark T. Finn...................     $  992            $397             None            None          $72,500             34
Riley C. Gilley(3).............     $  687            $300            $17,500        $70,000         $47,500            N/A
Stephen Randolph Gross(2)......     $  994            $398             None            None          $72,500             29
Diana R. Harrington(2).........     $  992            $397             None            None          $72,500             34
Susan B. Kerley(2).............     $  992            $397             None            None          $72,500             34
Alan G. Merten(2)..............     $  994            $398             None            None          $70,000             29
C. Oscar Morong, Jr.(2)........     $1,246            $481             None            None          $90,500             34
R. Richardson Pettit(2)........     $  994            $398             None            None          $72,500             29
Walter E. Robb, III(2).........     $  992            $397             None            None          $72,500             34
E. Kirby Warren(3).............     $  793            $334            $17,500        $70,000         $55,000            N/A
INTERESTED TRUSTEES
R. Jay Gerken                      $       0         $     0           None            None          $     0            226
Heath B. McLendon(3)...........    $       0         $     0           None            None          $     0            N/A
------------
(1) Information is for the fiscal year ended August 31, 2002.
(2) Each of these Trustees took office on September 28, 2001. The compensation that each of these Trustees received from the Fund complex is calculated for the period from September 28, 2001 to August 31, 2002.
(3) Messrs. E. Kirby Warren and Riley C. Gilley, former Trustees of the Trust, retired as of June 30, 2002. All amounts provided in the chart for Messrs. E. Kirby Warren and Riley C. Gilley are for the period from September 1, 2001 to June 30, 2002. Mr.
    Heath McLendon resigned as Trustee of the Trust of September 13, 2002. Mr. McLendon did not receive any compensation from the
    Trust for the fiscal year ended August 31, 2002, as he was affiliated with the Manager.
(4) A former trustee who, as a trustee emeritus, was acting in an advisory capacity to the Trust elected to retire on June 30,
    2002. The estimated annual benefits upon retirement for the trustee for the fiscal year ended August 31, 2002 were $570,000.
    The retirement benefits paid to the trustee as of December 31, 2002 were $15,000.
(5) Information is for the calendar year ending December 31, 2002.


    The Trustees of the Funds have adopted a Retirement Plan for all Trustees who are not "interested persons" of the Funds, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75 (certain Trustees who had already attained age 75 when the Plan was adopted are required to retire effective December 31, 2003). Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the calendar year ending on or immediately prior to the applicable Trustee's retirement. Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. As of August 31, 2002, the Funds did not pay any amounts under the Plan.

    As of December 6, 2002, the Trustees and officers as a group owned less than 1% of the Fund.

    As of December 6, 2002, the following shareholders were known by the Manager to own or hold of record 5% or more of the outstanding voting securities of Liquid Reserves: FMC Corporation Debt Reserve A/C, 1735 Market Street, Philadelphia, PA 19103 (9%); Citibank, NA, 1 Court Square, 22nd Floor, New
York, NY 11120 (12%); Citicorp Service Inc., Cash Management, 3800 Citibank Center, Tampa, FL 33610 (17%); Citibank Global Cash Management Services, Investment Operations - Op; 2/2, 1 Penns Way, New Castle, DE 19720 (13%); Salomon Smith Barney Inc., 333 West 34\th/ Street, 3rd Floor, New York, NY
10001 (29%).

    As of December 6, 2002, the following shareholders were known by the Manager to own or hold of record 5% or more of the outstanding voting securities of US Treasury Reserves: American National Power, 10000 Memorial Drive, Houston, TX 77024 (11%); Citibank NA on behalf of BFA/PSI, 5 Carmelite Street, Suite 82, London Elay OPA (28%); Citibank NA, 1 Court Square, 22nd Floor, New York, NY 11120 (23%).

    The Declaration of Trust of each of the Trust and the Portfolios provides that the Trust or such Portfolio, as the case may be, will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust or such Portfolio, as the case may be, unless, as to liability to the Trust or such Portfolio or its respective investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust or such Portfolio, as the case may be. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial type inquiry), by vote of a majority of disinterested Trustees of the Trust or such Portfolio, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.

    Officers receive no compensation from the Funds although they may be reimbursed for reasonable travel expenses for attending meetings of the Board of Trustees.

MANAGER

    Citi Fund Management acts as the investment manager ("Manager") to each Portfolio and each Fund pursuant in each case to management agreements (each, a "Management Agreement"). Currently, advisory services for each Fund are provided through its corresponding Portfolio, but Citi Fund Management may, if requested by the Trustees, provide advisory services directly to the Funds. The Manager manages the securities of each Portfolio and makes investment decisions for a Portfolio, subject to such policies as the Board of Trustees of a Portfolio may determine. In addition, the Manager provides certain administrative services to each Fund and each Portfolio under the Management Agreement.

    The Manager furnishes at its own expense all services, facilities and personnel necessary in connection with managing each Portfolio's investments and effecting securities transactions for such Portfolio. The Management Agreements provide that the Manager may delegate the daily management of the securities of the portfolio to one or more subadvisers.

    Unless otherwise terminated, the Management Agreement with respect to a Fund will continue in effect for an initial two-year period and thereafter will continue indefinitely as long as such continuance is specifically approved at least annually by the Fund's Trustees or by a vote of a majority of the outstanding voting securities of such fund, and, in either case, by a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.

    Unless otherwise terminated, the Management Agreement with respect to a Portfolio will continue in effect for an initial two-year period and thereafter will continue indefinitely as long as such continuance is specifically approved at least annually by the Portfolio's Trustees or by a vote of a majority of the outstanding voting securities of such Portfolio, and, in either case, by a majority of the Trustees of the Portfolio who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.

    The Manager provides the Funds and the Portfolios with general office facilities and supervises the overall administration of the Funds and the Portfolios, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, a Fund's or a Portfolio's independent contractors and agents; and arranging for the maintenance of books and records of each Fund or Portfolio. Trustees, officers, and investors in the Funds and the Portfolios are, or may be or may become, interested in the Manager, as directors, officers, employees, or otherwise, and directors, officers and employees of the Manager are, or may become, similarly interested in the Funds and the Portfolios.

    Each Management Agreement provides that the Manager may render services to others. Each Management Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by a Portfolio or a Fund, as the case may be, when authorized either by a vote of a majority of the outstanding voting securities of the Portfolio or the Fund or by a vote of a majority of the Portfolio's or Fund's Trustees, or by the Manager on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Management Agreement with each Fund and Portfolio provides that neither the Manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the applicable Portfolio or Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Management Agreement.

    For its services under the Management Agreements, with respect to each Fund, the Manager may receive management fees equal on an annual basis of up to 0.35% of the Fund's average daily net assets less the amount, if any, of the Fund's share of the management fees payable by the Portfolio in which it invests.

    In approving the continuation of each Management Agreement, the Board, including the Independent Trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the Manager or its affiliates in connection with providing services to each Fund, compared the fees charged by the Manager to those paid by similar funds for comparable services, and analyzed the expenses incurred by the Manager with respect to each Fund. The Board also considered each Fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of each Fund in comparison to other funds of comparable size, and other factors. In addition, the Trustees considered information received at regular meetings throughout the year related to Fund performance and Manager services, and benefits potentially accruing to the Manager and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the Manager, as well as research services received by the Manager from broker-dealers who execute transactions on behalf of the Funds. After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuation of each Management Agreement was in the best interests of the applicable Fund and its shareholders. The Independent Trustees were advised by separate independent legal consel throughout the process.

    CASH RESERVES PORTFOLIO: For the fiscal year ended August 31, 2000 and for the period from September 1, 2000 to March 31, 2001, the fees paid by Cash Reserves Portfolio to Citi Fund Management's predecessor, Citibank, under a prior Advisory Agreement, after waivers, were $11,359,641, and $7,886,214, respectively. For the periods from April 1, 2001 to August 31, 2001 and from September 1, 2001 to December 31, 2001, the fees paid by Cash Reserves Portfolio to Citi Fund Management under a prior Advisory Agreement, after waivers, were $9,823,832 and $11,324,457, respectively. For the period from January 1, 2002 to August 31, 2002, the fees paid by Cash Reserves Portfolio to Citi Fund Management under its current Management Agreement, after waivers, were $23,989,622. For the period from January 1, 2002 to August 31, 2002, the fees paid by Liquid Reserves to Citi Fund Management under its current Management Agreement were $1,631,871. For the fiscal year ended August 31, 2000 and for the period from September 1, 2000 to December 31, 2000, the fees paid to CFBDS, Inc., a former administrator, from Liquid Reserves under a prior Administrative Services Agreement, after waivers, were $1,768,277 and $598,771, respectively. For the periods from January 1, 2001 to August 31, 2001 and from September 1, 2001 to December 31, 2001, the fees paid to Smith Barney Fund Management LLC, a former administrator, from Liquid Reserves under a prior Administrative Services Agreement, after waivers, were $1,404,104 and $815,199, respectively. On December 31, 2001, Liquid Reserves terminated its Administrative Services Agreement with Smith Barney Management LLC. For the fiscal year ended August 31, 2000 and for the period from September 1, 2000 to December 31, 2000, the fees payable to Signature Financial Group (Cayman) Ltd., a former administrator of Cash Reserves Portfolio, under a prior Administrative Services Agreement, were voluntarily waived. For the periods from January 1, 2001 to August 31, 2001 and from September 1, 2001 to December 31, 2001, all fees payable to Smith Barney Fund Management LLC, a former administrator of Cash Reserves Portfolio, under a prior Administrative Services Agreement were voluntarily waived. On December 31, 2001, Cash Reserves Portfolio terminated its Administrative Services Agreement with Smith Barney Fund Management LLC.

    U.S. TREASURY RESERVES PORTFOLIO: For the fiscal year ended August 31, 2001 and for the period from September 1, 2000 to March 31, 2001, the fees paid by U.S. Treasury Reserves Portfolio to Citi Fund Management's predecessor, Citibank, under a prior Advisory Agreement, after waivers, were $858,454, and $624,623, respectively. For the periods from April 1, 2001 to August 31, 2001 and from September 1, 2001 to December 31, 2001, the fees paid by U.S. Treasury Reserves Portfolio to Citi Fund Management under a prior Advisory Agreement, after waivers, were $462,644 and $395,703. For the period from January 1, 2002 to August 31, 2002, the fees paid by U.S. Treasury Reserves Portfolio to Citi Fund Management under its current Management Agreement, after waivers, were $793,098. For the period from January 1, 2002 to August 31, 2002, the fees paid by U.S. Treasury Reserves to Citi Fund Management under its current Management Agreement, after waivers, were $615,804. For the fiscal year ended August 31, 2000 and for the period from September 1, 2000 to December 31, 2000, the fees paid to CFBDS, Inc., the former administrator, from U.S. Treasury Reserves under a prior Administrative Services Agreement, after waivers, were $600,666 and $246,452, respectively. For the periods from January 1, 2001 to August 31, 2001 and from September 1, 2001 to December 31, 2001, the fees paid to Smith Barney Fund Management LLC, a former administrator, from U.S. Treasury Reserves under a prior Administrative Services Agreement, after waivers, were $476,959 and $296,169, respectively. On December 31, 2001, U.S. Treasury Reserves terminated its Administrative Service Agreement with Smith Barney Fund Management LLC. For the fiscal year ended August 2000 and for the period from September 1, 2000 to December 31, 2000, the fees payable to CFBDS, Inc., a former administrator of U.S. Treasury Reserves Portfolio, under a prior Administrative Services Agreement were voluntarily waived. For the periods from January 1, 2001 to August 31, 2001 and from September 1, 2001 to December 31, 2001, all fees payable to Smith Barney Fund Management LLC, a former administrator of U.S. Treasury Reserves Portfolio, under a prior Administrative Services Agreement volntarily waived. On December 31, 2001, U.S. Treasury Reserves Portfolio terminated its Administrative Services Agreement with Smith Barney Fund Management LLC.

    Citigroup Inc. affiliates may have deposit, loan and other relationships with the issuers of securities purchased on behalf of the Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. The Manager has informed the Funds that, in making its investment decisions, it does not obtain or use material inside information in the possession of any affiliate of Citigroup Inc.

    The Funds use the name "Citi" by agreement with Citi Fund Management. If the Manager, or its assignee, ceases to serve as the Manager of the Funds, the Funds will change their respective names so as to delete the word "Citi".

DISTRIBUTOR

    Salomon Smith Barney Inc., located at 388 Greenwich Street, New York, New York 10013 serves as each Fund's distributor pursuant to a written agreement (the "Distribution Agreement") which was approved by the Funds' Board of Trustees, including a majority of the independent Trustees.

    The Distribution Agreement is terminable with respect to a Fund with or without cause, without penalty, on 60 days' notice by the Trustees or by vote of holders of a majority of the Fund's outstanding voting securities, or on 90 days' notice by Salomon Smith Barney. Unless otherwise terminated, the Distribution Agreement shall continue for successive annual periods so long as such continuance is specifically approved at least annually by (a) the Trustees, or (b) by a vote of a majority (as defined in the 1940 Act) of a Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, as defined in the 1940 Act and the rules and regulations thereunder.

    The Funds have each adopted a Service Plan (each a "Service Plan" and collectively, the "Service Plans") in accordance with Rule 12b-1 under the 1940 Act. Under the Service Plans, each Fund may pay monthly fees at an annual rate not to exceed 0.10% of the Fund's average daily net assets. Such fees may be used to make payments to the Distributor for distribution services, to Service Agents in respect of the sale of shares of the Funds, and to other parties in respect of the sale of shares of the Funds, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. Each Fund also may make payments to the Distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid by the Distributor to each recipient may vary based upon certain factors, including, among other things, the levels of sales of Fund shares and/or shareholder services provided.

    The Service Plans also provide that the Distributor and Service Agents may receive any applicable sales charge paid by investors as partial compensation for their services in connection with the sale of shares. The Service Plan provides that the Distributor and Service Agents may receive all or a portion of any applicable deferred sales charges paid by investors. The Funds do not currently impose any deferred sales charges.

    The Service Plans permit each Fund to pay fees to the Distributor, Service Agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if the expenses exceed the fees provided for by the applicable Plan, the Fund will not be obligated to pay more than those fees and, if the expenses incurred are less than the fees paid to the Distributor and others, they will realize a profit. Each Fund will pay the fees to the Distributor and others until the applicable Plan or Distribution Agreement is terminated or not renewed. In that event, the Distributor's or other recipient's expenses in excess of fees received or accrued through the termination date will be the Distributor's or other recipient's sole responsibility and not obligations of a Fund. In their annual consideration of the continuation of the Service Plans for the Funds, the Trustees will review the Service Plans and the expenses for each Fund separately.

    Each Service Plan also recognizes that various service providers to the Funds, such as its Manager, may make payments for distribution related expenses out of their own resources, including past profits, or payments received from the Funds for other purposes, such as management fees, and that the Funds' Distributor or Service Agents may from time to time use their own resources for distribution related services, in addition to the fees paid under the Plan. The Service Plans specifically provide that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Funds within the context of Rule 12b-1, then the payments are deemed to be authorized by the Plan.

    Each Service Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the applicable Fund's Trustees and a majority of the Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Service Plan or in any agreement related to the Plan (for purposes of this paragraph "Qualified Trustees"). Each Service Plan requires that the Fund and the Distributor provide to the Trustees, and the Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Service Plan. Each Service Plan further provides that the selection and nomination of the Qualified Trustees is committed to the discretion of such Qualified Trustees then in office. A Service Plan may be terminated, with respect to each Fund, at any time by a vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding voting shares of the Fund. A Service Plan may not be amended to increase materially the amount of the permitted expenses of a Fund without the approval of a majority of the outstanding shares of the Fund and may not be materially amended in any case without a vote of a majority of both the Trustees and Qualified Trustees. The Distributor will preserve copies of any plan, agreement or report made pursuant to the Service Plans for a period of not less than six years, and for the first two years the Distributor will preserve such copies in an easily accessible place.

    As contemplated by the Service Plans, the Distributor acts as the agent of the Funds in connection with the offering of shares of the Funds pursuant to the Distribution Agreement. Payments made to the distributor by each Fund for the past three fiscal years are set forth below. For the fiscal year ended August 31, 2002, Salomon Smith Barney received all payments made under each Service Plan (and prior distribution plan) which may have been used for various items, including advertising, printing and mailing prospectuses to other than current shareholders, compensation of underwriters, compensation to broker-dealers, compensation to sales personnel or interest, carrying, or other financing charges.

    LIQUID RESERVES: For the fiscal year ended August 31, 2000 and for the period from September 1, 2000 to December 31, 2000, all fees payable from Liquid Reserves to CFBDS, Inc., the former distributor, under a prior Distribution Agreement were voluntarily waived. For the periods from January 1, 2000 to August 31, 2001 and September 1, 2001 to December 31, 2001, all fees payable by Liquid Reserves to Salomon Smith Barney under a prior distribution plan were voluntarily waived. For the period from January 1, 2002 to August 31, 2002, Liquid Reserves paid, after waivers, $940,006 to Salomon Smith Barney under its current Service Plan. For the fiscal years ened August 31, 2001 and 2002 and for the period from September 1, 2001 to December 31, 2001, Liquid Reserves paid, after waivers, $967,782, $1,173,830 and $458,672, respectively, to Service Agents under prior Servicing Agreements. Each Serving Agreement was terminated as of December 31, 2001.

    U.S. TREASURY RESERVES: For the fiscal years ended August 31, 2000 and for the period from September 1, 2000 to December 31, 2000, all fees payable from U.S. Treasury Reserves to CFBDS, Inc., the former distributor, under a prior Distribution Agreement were voluntarily waived. For the periods from January 1, 2000 to August 31, 2001 and September 1, 2001 to December 31, 2001, all fees payable to Salomon Smith Barney under a prior distribution plan were voluntarily waived. For the period from January 1, 2002 to August 31, 2002, U.S. Treasury Reserves paid, after waivers, $335,169 to Salomon Smith Barney under its current Service Plan. For the fiscal years ended August 31, 2001 and 2002 and for the period from September 1, 2001 to December 31, 2001, U.S. Treasury Reserves paid, after waivers, $294,992, $372,407 and $146,781, respectively, to Service Agents under prior Servicing Agreement. Each Serving Agreement was terminated as of December 31, 2001.

CODE OF ETHICS

    The Trust, the Portfolios, the Manager and the Distributor each have adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended. Each code of ethics permits personnel subject to such code to invest in securities, including securities that may be purchased or held by a Fund. However, the codes of ethics contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Of course, there can be no assurance that the codes of ethics will be effective in identifying and addressing all conflicts of interest relating to personal securities transactions.

TRANSFER AGENT AND CUSTODIAN

    The Trust and each Portfolio have entered into a Transfer Agency and Service Agreement with Citicorp Trust Bank, fsb ("Citicorp Trust") pursuant to which Citicorp Trust acts as transfer agent for each Fund and each Portfolio. Under the Transfer Agency and Service Agreement, Citicorp Trust maintains the shareholder account records for the Funds and Portfolios, handles certain communications between shareholders and the Funds and Portfolios and distributes dividends and distributions payable by the Funds and Portfolios. For these services, Citicorp Trust receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for a Fund or Portfolio during the month and is reimbursed for out-of-pocket expenses. The principal business address of Citicorp Trust is 125 Broad Street, New York, New York 10004.

    The Trust and each Portfolio has entered into a Custodian Agreement and a Sub-Transfer Agency Agreement with State Street Bank and Trust Company, or its affiliate State Street Canada, Inc. ("State Street"), pursuant to which custodial, fund accounting services, and sub-transfer agency services are provided for each Fund and each Portfolio. Among other things, State Street (or its affiliate State Street Canada, Inc.) calculates the daily net asset value for the Funds and the Portfolios. Securities held for a Fund or Portfolio may be held by a sub-custodian bank approved by the Trust's or Portfolio's Trustees. The principal business address of State Street is 225 Franklin Street, Boston, MA 02110.

                    6.  DEALER COMMISSIONS AND CONCESSIONS

    From time to time, the Funds' Distributor or the Manager, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers that sell or arrange for the sale of shares of the Funds. Such concessions provided by the Funds' Distributor or the Manager may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more Funds, and/or other dealer-sponsored events. From time to time, the Funds' Distributor or the Manager may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.

                          7.  PORTFOLIO TRANSACTIONS

    The Portfolios' purchases and sales of portfolio securities usually are principal transactions. Portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Portfolios do not anticipate paying brokerage commissions. Any transaction for which a Portfolio pays a brokerage commission will be effected at the best execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

    Allocation of transactions, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed to be in the best interest of investors in the applicable Portfolio rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

    Investment decisions for each Portfolio will be made independently from those for any other account, series or investment company that is or may in the future become managed by the Manager or its affiliates. If, however, a Portfolio and other investment companies, series or accounts managed by the Manager are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Portfolio or the size of the position obtainable for the Portfolio. In addition, when purchases or sales of the same security for a Portfolio and for other investment companies or series managed by the Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

    Portfolio transactions may be executed with the Manager, or with any affiliate of the Manager, acting either as principal or as broker, subject to applicable law. No commissions on portfolio transactions were paid by any Portfolio during the fiscal year ended August 31, 2002 to the Manager or any affiliate of the Manager.

    The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Portfolios may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the Portfolios from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Portfolios could purchase in the underwritings.

           8.  DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    The Funds are each a series of CitiFunds Premium Trust and are governed by a Declaration of Trust. The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. Currently, the Funds are the only two series of shares of the Trust. The Trust has reserved the right to create and issue additional series and classes of shares or to classify or reclassify outstanding shares. Shares of each series of the trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution. Shareholders of all series generally will vote together on all matters except when the trustees determine that only shareholders of particular series are affected by a particular matter or when applicable law requires shareholders to vote separately by series.

    A Fund may involuntarily redeem shareholder's shares at any time for any reason the Trustees deem appropriate, including for the following reasons: (i) in order to eliminate small accounts for administrative efficiencies and cost savings, (ii) the failure of a shareholder to supply a tax identification number if required to do so, (iii) to protect the tax status of a Fund if necessary,
(iv) failure of a shareholder to meet or maintain the qualifications for ownership of a particular class of shares, (v) the failure of a shareholder to pay when due for the purchase of shares and (vi) to eliminate ownership of shares by a particular shareholder when the Trustees determine that the particular shareholder's ownership is not in the best interests of the other shareholders of a Fund.

    The holders of shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to a Fund, and ownership of Fund shares may be disclosed by the Fund if so required by law or regulation.

    Each shareholder of a Fund is entitled to one vote for each dollar of net asset value (number of shares of the Fund owned times net asset value per share) of the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders in the trust do not have cumulative voting rights. The Funds are not required to hold, and have no present intention of holding, annual meetings of shareholders but will hold special shareholder meetings when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's Declaration of Trust.

    The Trust's Declaration of Trust provides that, at any meeting of shareholders, a Service Agent may vote any shares of which it is the holder of record, and for which it does not receive voting instructions, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Service Agent is the agent of record. Shares have no preference, pre-emptive, conversion or similar rights. Shares, when issued, are fully paid and non- assessable, except as set forth below.

    With respect to Funds in a master/feeder structure, the master fund (called a Portfolio) in which a Fund invests is a New York trust and is also governed by a Declaration of Trust similar to the Fund's Declaration of Trust. Whenever a vote is submitted to the Portfolio's investors, a Fund will generally call a meeting of its own shareholders. To the extent it does not receive instructions from its shareholders, a Fund will vote its shares in the Portfolio in the same proportion as the vote of shareholders who do not give voting instructions. Alternatively, without seeking instructions from its shareholders, a Fund could vote its shares in the Portfolio in proportion to the vote of all the other investors in the Portfolio.

    The Trust or any Fund or class may merge or consolidate with or may sell, lease or exchange all or substantially all of its assets to another operating entity if authorized at any meeting of shareholders by a majority of the voting power of the Trust voting as a single class or of the affected Fund or class, or by the written consent, without a meeting, of the holders of shares representing a majority of the voting power of the outstanding shares of the Trust voting as a single class, or of the affected Fund or class. The Trust or any Fund or class may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. The Trust may be terminated at any time by a vote of a majority of the voting power of the Trust or by the Trustees by written notice to the shareholders. Any Fund, or any class of any Fund, may be terminated at any time by a vote of a majority of the outstanding voting power of that Fund or class, or by the Trustees by written notice to the shareholders of that Fund or class. If not so terminated, the Trust will continue indefinitely.

    Share certificates will not be issued.

    The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust of the Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding, and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, Trustees Emeritus, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the trust itself was unable to meet its obligations.

    The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of the Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

    The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of a Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor or the amount of such compensation.

    The Trust's Declaration of Trust provides that by becoming a shareholder of a Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

    Each Portfolio is organized as a trust under the laws of the State of New York. Each Portfolio's Declaration of Trust provides that investors in the Portfolio (e.g., other investment companies (including the Fund), insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. It is not expected that the liabilities of the Portfolio would ever exceed its assets.

    A Fund may add to or reduce its investment in the Portfolio on each business day. At 3:00 p.m., Eastern time, in the case of Cash Reserves Portfolio, and 2:00 p.m., Eastern time, in the case of U.S. Treasury Reserves Portfolio, on each such business day, the value of each investor's interest in the Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio effective for that day. Any additions or withdrawals, which are to be effected on that day, are then effected. The investor's percentage of the aggregate beneficial interests in the Portfolio is then re-computed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 3:00 p.m., Eastern time, for Cash Reserves Portfolio or 2:00 p.m., Eastern time, for U.S. Treasury Reserves Portfolio, on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 3:00 p.m., Eastern time, for Cash Reserves Portfolio or 2:00 p.m., Eastern time, for U.S. Treasury Reserves Portfolio, on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined is then applied to determine the value of the investor's interest in the Portfolio as of 3:00 p.m., Eastern time, for Cash Reserves Portfolio or 2:00 p.m., Eastern time, for U.S. Treasury Reserves Portfolio, on the following business day of the Portfolio.

                      9.  CERTAIN ADDITIONAL TAX MATTERS

    Each of the Funds has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions and the composition of the Fund's portfolio assets. Provided all such requirements are met and all of a Fund's net investment income and realized capital gains are distributed to shareholders in accordance with the timing requirements imposed by the Code, no federal income or excise taxes generally will be required to be paid by the Fund. If a Fund should fail to qualify as a regulated investment company for any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to shareholders. Each of the Portfolios believes that it will not be required to pay any federal income or excise taxes.

    Investment income received by Liquid Reserves from non-U.S. investments may be subject to foreign income taxes withheld at the source; Liquid Reserves does not expect to be able to pass through to shareholders any foreign tax credits or deductions with respect to those foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle Liquid Reserves to a reduced rate of tax or an exemption from tax on these investments. It is not possible to determine Liquid Reserves' effective rate of foreign tax in advance since that rate depends upon the proportion of the Cash Reserves Portfolio's assets ultimately invested within various countries.

    Because each Fund expects to earn primarily interest income, it is expected that no Fund distributions will qualify for the dividends received deduction for corporations.

            10.  INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

    PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036 are the independent auditors for Liquid Reserves and Cash Reserves Portfolio. KPMG LLP, 757 Third Avenue, New York, NY 10017, are the independent accountants for U.S. Treasury Reserves and U.S. Treasury Reserves Portfolio.

    The audited financial statements of Liquid Reserves (Statement of Assets and Liabilities at August 31, 2002, Statement of Operations for the year ended August 31, 2002, Statement of Changes in Net Assets for the years ended August 31, 2002, 2001, Financial Highlights for each of the years in the five-year period ended August 31, 2002, Notes to Financial Statements and Independent Auditor's Report) and of Cash Reserves Portfolio (Portfolio of Investments at August 31, 2002, Statement of Assets and Liabilities at August 31, 2002, Statement of Operations for the year ended August 31, 2002, Statement of Changes in Net Assets for the years ended August 31, 2002, 2001 and 2000, Financial Highlights for each of the years in the five-year period ended August 31, 2002, Notes to Financial Statements and Independent Auditor's Report), each of which is included in the Annual Report to Shareholders of Liquid Reserves, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the reports of PricewaterhouseCoopers LLP, as experts in accounting and auditing.

    The audited financial statements of U.S. Treasury Reserves (Statement of Assets and Liabilities at August 31, 2002, Statement of Operations for the year ended August 31, 2002, Statements of Changes in Net Assets for the years ended August 31, 2002, 2001, Financial Highlights for each of the years in the five-year period ended August 31, 2002, Notes to Financial Statements and Independent Auditors' Report) and of U.S. Treasury Reserves Portfolio (Portfolio of Investments at August 31, 2002, Statement of Assets and Liabilities at August 31, 2002, Statement of Operations for the year ended August 31, 2002, Statements of Changes in Net Assets for the years ended August 31, 2002, 2001, Financial Highlights for each of the years in the five-year period ended August 31, 2002, Notes to Financial Statements and Independent Auditors' Report), each of which is included in the Annual Report to Shareholders of U.S. Treasury Reserves, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the report of KPMG LLP, as independent auditors, as it pertains to the fiscal years ended August 31, 2002 and 2001. Fiscal years prior to August 31, 2001 were audited by Deloitte & Touche LLP ("D&T"). Effective September 1, 2000, D&T resigned as auditors of U.S. Treasury Reserves. For the fiscal years ended 2000 and 1999, D&T's audit reports contained no adverse opinion or disclaimer of opinion; nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principals. Further, during the same period there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused it to make reference to the subject matter of such disagreements in connection with its audit reports.

    A copy of each of the Annual Reports accompanies this Statement of Additional Information.

CITI(SM) PREMIUM LIQUID RESERVES
CITI(SM) PREMIUM U.S. TREASURY RESERVES

MANAGER
Citi Fund Management Inc.
100 First Stamford Place, Stamford, CT 06902

DISTRIBUTOR
Salomon Smith Barney Inc.
388 Greenwich Street, New York, NY 10013

TRANSFER AGENT
Citicorp Trust Bank, fsb
125 Broad Street
New York, NY 10004

SUB-TRANSFER AGENT AND CUSTODIAN State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110

AUDITORS
(CITI PREMIUM LIQUID RESERVES)
PricewaterhouseCoopers LLP
1177 Avenue of the Americas, New York, NY 10036

(CITI PREMIUM U.S. TREASURY RESERVES)
KPMG LLP
757 Third Avenue, New York, New York 10017

LEGAL COUNSEL
Bingham McCutchen LLP
150 Federal Street, Boston, MA 02110
----------------------------------------------

SERVICE AGENTS

FOR PRIVATE BANKING CLIENTS:
Citibank, N.A.
The Citigroup Private Bank
153 East 53rd Street, New York, NY 10043
Call Your Citigroup Private Banking Account Officer or Registered Representative

FOR CITIGROUP ASSET MANAGEMENT CLIENTS:
Citibank, N.A.
Citigroup Asset Management
100 First Stamford Place, Stamford, CT 06902

FOR NORTH AMERICAN INVESTOR SERVICES CLIENTS:
Citibank, N.A.
111 Wall Street, New York, NY 10043
Call Your Account Manager

FOR CITIBANK CASH MANAGEMENT CLIENTS:
Citibank Cash Management
One Penns Way
New Castle, DE 19720